UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008

MESA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
410 North 44th Street, Suite 100
Phoenix, Arizona, 85008
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (602) 685-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers
     On May 23, 2008, Mesa Air Group, Inc. (the “Company”) accepted the resignation of William Hoke as the Company’s interim Chief Financial Officer, which will be effective June 6, 2008. Mr. Hoke has resigned to pursue another career opportunity. Mr. Michael J. Lotz, the Company’s current President and Chief Operating Officer and Principal Accounting Officer, will serve as interim chief financial officer of the Company until a suitable replacement is found.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.

Date: June 6, 2008	By:	/s/ Brian S. Gillman
Name: BRIAN S. GILLMAN
Title: Executive Vice President, General Counsel and Secretary